Exhibit 10.4

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 1, 2016, is made by and among FXCM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), FXCM NEWCO, LLC, a Delaware limited liability company (“Newco” and, together with the Company, on a joint and several basis as borrowers, shall be referred to herein collectively as the “Borrower”), each of the other Loan Parties listed on the signature pages hereto, each Lender that is a party hereto (collectively, the “Consenting Lenders”) and LEUCADIA NATIONAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Company, Newco, the lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of January 24, 2015 (the “Credit Agreement”; capitalized terms used but not defined herein (including in the preamble and recitals) shall have the same meanings specified in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the Consenting Lenders have agreed to such amendments on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT:

SECTION 1.         Amendments to Credit Agreement.

(a)          Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“First Amendment to Credit Agreement” means the First Amendment to Amended and Restated Credit Agreement, dated as of September 1, 2016, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the “Effective Date” as defined in the First Amendment to Credit Agreement.

“Newco LLC Agreement” means the limited liability company agreement of Newco as in effect on the First Amendment Effective Date (after giving effect to any amendments thereto on such date).

(b)          Each reference to “Letter Agreement” in Article V, Article VII, Article VIII, and Schedule 5.10 of the Credit Agreement is hereby replaced with a reference to “Newco LLC Agreement.”

(c)          The defined term “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “January 16, 2017” with a reference to “January 16, 2018.”

(d)          The defined term “Permitted Newco Tax Distribution” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Newco Tax Distribution” means Tax Distributions (as defined in the Newco LLC Agreement) made by Newco to each Holder (as defined in the Newco LLC Agreement) pursuant to Section 6.4(f) of the Newco LLC Agreement.

(e)          Section 2.06(c) of the Credit Agreement is hereby amended inserting the following sentence at the end of such Section:

“Notwithstanding anything to the contrary herein, on no more than three Interest Payment Dates occurring after the First Amendment Effective Date, the Borrower may elect, upon prior written notice to the Administrative Agent at least 3 Business Days prior to the applicable Interest Payment Date, to pay all or a portion of the accrued interest due on such Interest Payment date in kind by adding it to the principal balance of the Loans in lieu of paying such interest in cash.”

(f)          Section 7.14 of the Credit Agreement is hereby amended by replacing each reference therein to “Organizational Documents” with a reference to “Organization Documents.”

SECTION 2.        Conditions to Effectiveness of this Agreement. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions shall have been satisfied:

(a)          the Administrative Agent shall have received duly executed counterparts of this Amendment from the Company, Newco, each other Loan Party and Lenders constituting at least Required Lenders; and

(b)          the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

SECTION 3.          Representations and Warranties. Each Loan Party represents and warrants that:

(a)          such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby;

(b)          the execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement as amended hereby, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate or other organizational action and approvals (including, as applicable, requisite shareholder, member or partner action) (which approvals remain in full force and effect);

(c)          this Amendment has been duly executed and delivered by such Loan Party;

(d)          this Amendment and the Credit Agreement as amended hereby constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms;

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(e)          the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (or true and correct, as the case may be) as of such earlier date; and

(f)          no Default or Event of Default has occurred and is continuing.

SECTION 4.        Effect of Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any of the Borrower or any other Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents. On and after the Effect Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment.

SECTION 5.         Acknowledgment and Consent.

(a)          Each Guarantor hereby consents to the terms of this Amendment and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

(b)          Each Guarantor hereby acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 6.        Governing Law. This AMENDMENT AND ALL CLAIMS AND CAUSES OF ACTION ARISING FROM THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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SECTION 8.         Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.         Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer or officers as of the date first above written.

FXCM HOLDINGS, LLC

By:	FXCM Inc., its Managing Member

By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FXCM NEWCO, LLC

By:	FXCM HOLDINGS, LLC, its Managing Member

	By:	FXCM Inc., its Managing Member

	By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FOREX TRADING L.L.C.

By:	FXCM Holdings, LLC, its Manager

	By:	FXCM Inc., its Managing Member

	By:	/s/ David S. Sassoon
	Name:	David S. Sassoon
	Title	General Counsel

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

FXCM SYSTEMS, LLC

By:	FXCM Holdings, LLC, its Manager

	By:	FXCM Inc., its Managing Member

	By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

YOZMA LLC

By:	FXCM Holdings, LLC, its Manager

	By:	FXCM Inc., its Managing Member

	By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FINANCIAL HORIZONS CAPITAL, LLC

By:	FXCM Holdings, LLC, its Manager

	By:	FXCM Inc., its Managing Member

	By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

HORIZONS FUNDING, LLC

By:	Financial Horizons Capital, LLC,
its Manager

	By:	FXCM Holdings, LLC, its Manager

	By:	FXCM Inc., its Managing Member

	By:	/s/ David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Leucadia National Corporation, as Administrative Agent and as Lender

By:	/s/ Michael J. Sharp
Name: Michael J. Sharp
Title: EVP & General Counsel

LUK-FX HOLDINGS, LLC,
as Lender

By:	Leucadia National Corporation, its sole member

By:	/s/ Michael J. Sharp
Name: Michael J. Sharp
Title: EVP & General Counsel

[Signature Page to First Amendment to Amended and Restated Credit Agreement]